FINANCIAL INVESTORS TRUST

ALPS/WMC RESEARCH VALUE FUND

Supplement dated March 4, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2020, as supplemented

On March 3, 2020, the shareholders of the ALPS/WMC Research Value Fund (the “ALPS Fund”) a series of Financial Investors Trust (the “Trust”), approved the reorganization of the ALPS Fund into the Heartland Mid Cap Value Fund (the “Heartland Fund”), a series of Heartland Group, Inc. (the “Reorganization”).

At the time of the Reorganization, shareholders of the ALPS Fund will become shareholders of the Heartland Fund, receiving shares of the Heartland Fund equal in value to the shares of the ALPS Fund held immediately prior to the Reorganization. After the Reorganization is complete, the ALPS Fund will be liquidated and terminated. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Reorganization is expected to close on or about March 16, 2020.

Purchases with respect to the ALPS Fund will be permitted through the close of business on March 11, 2020.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.